UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

CNH INDUSTRIAL N.V.

(Exact name of registrant as specified in its charter)

Netherlands	001-36085	98-1125413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cranes Farm Road, Basildon, Essex, SS14 3AD, United Kingdom	N/A
(Address of principal executive offices)	(Zip Code)

+44 2079 251964

Registrant’s telephone number including area code

N/A

(Former name, former address and former fiscal year, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value €0.01	CNH	New York Stock Exchange
3.850% Notes due 2027	CNH27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2025, as reported below in Item 5.07, with the approval of the shareholders of CNH Industrial N.V. (the “Company”), the Company’s Equity Incentive Plan was amended and restated (as amended and restated, the “Amended and Restated EIP”), to increase the number of common shares of the Company authorized for issuance thereunder by an additional 20,000,000 common shares.

The terms of the Amended and Restated EIP are described in more detail in the Company’s proxy statement for the 2025 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 24, 2025 (“Proxy Statement”), which descriptions are incorporated herein by reference. The descriptions of the Amended and Restated EIP contained herein and incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the full text of the Amended and Restated EIP, which is filed as Exhibits 10.1, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual general meeting of shareholders on May 12, 2025 (the “AGM”). As of April 14, 2025, the Company’s issued share capital amounted to 1,364,400,196 common shares and 396,474,276 special voting shares, each share having a nominal value of one eurocent, including 114,968,563 common shares and 25,479,971 special voting shares held in treasury. Each share carries one vote. No votes can be cast for any treasury shares held by the Company. At the AGM 90.72% of all outstanding shares in the capital of the Company were present or represented. The total number of voting rights at the AGM amounted to 1,620,425,938.

For more information on the following proposals, see the Proxy Statement. Set forth below are the voting results for each resolution submitted to a vote of the Company’s shareholders at the AGM. In accordance with the Company’s Articles of Association, votes abstained and broker non-votes have not been calculated as part of the votes cast at the AGM. Broker non-votes were not recorded as part of the votes cast at the AGM.

Resolutions 1.a. - 1.i.: Proposal to appoint executive and non-executive directors

All nominees for appointment to the Board were appointed, each to a one-year term. Voting results are set out in the table below.

Director	For	%	Against	%	Votes Validly Cast Total	Abstain	Abstain
Suzanne Heywood	1,448,974,160	98.65%	19,760,599	1.35%	1,468,734,759	1,255,169	N/A
Gerrit Marx	1,466,903,186	99.89%	1,662,406	0.11%	1,468,565,592	1,424,336	N/A
Elizabeth Bastoni	1,255,284,569	85.48%	213,290,681	14.52%	1,468,575,250	1,414,678	N/A
Howard W. Buffett	1,153,952,847	78.58%	314,617,341	21.42%	1,468,570,188	1,419,740	N/A
Richard J. Kramer	1,459,595,419	99.39%	8,970,524	0.61%	1,468,565,943	1,423,985	N/A
Karen Linehan	1,427,563,933	97.29%	39,805,598	2.71%	1,467,369,531	2,620,397	N/A
Alessandro Nasi	1,381,519,507	94.07%	87,045,740	5.93%	1,468,565,247	1,424,681	N/A
Vagn Sørensen	1,154,831,356	78.64%	313,735,726	21.36%	1,468,567,082	1,422,846	N/A
Åsa Tamsons	1,460,303,476	99.44%	8,262,446	0.56%	1,468,565,922	1,424,006	N/A

Resolutions 2.a.: Approval of executive compensation (“say-on-pay”) (advisory vote)

This resolution requested that shareholders approve the non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers, and was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non- Vote
1,412,491,640	96.15%	56,503,976	3.85%	1,468,995,616	994,312	N/A

Resolutions 2.b.: Approval of the amended and restated Equity Incentive Plan

This resolution requested that shareholders approve further amendment and restatement of the Equity Incentive Plan to increase the number of common shares of the Company, nominal value EUR 0.01 authorized for issuance thereunder by an additional 20,000,000 common shares, and was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non- Vote
1,446,152,973	98.44%	22,853,625	1.56%	1,469,006,598	983,330	N/A

Resolutions 3.a.: Adoption of the 2024 Company Annual Financial Statements

The resolution requested that shareholders approve the 2024 Annual Financial Statements and was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non- Vote
1,467,991,612	99.95%	666,872	0.05%	1,468,658,484	1,331,444	N/A

Resolutions 3.c.: Proposal of a dividend for 2024

This resolution requested that shareholders approve a dividend payment of $0.25 per outstanding common share and was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non- Vote
1,468,377,387	99.96%	625,058	0.04%	1,469,002,445	987,483	N/A

Resolution 3.d.: Discharge of the executive directors and the non-executive directors of the Board during the financial year 2024 for the performance of their duties during 2024

This resolution requested that the executive and the non-executive directors be discharged for the performance of their duties in 2024. This release of liability is limited to facts known on the basis of the 2024 annual report, the 2024 Annual Financial Statements and disclosures and statements made during the AGM. This resolution was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non- Vote
1,464,700,564	99.73%	3,991,896	0.27%	1,468,692,460	1,297,468	N/A

Resolution 4.a.: Authorization to issue new shares and/or grant rights to subscribe for shares

This resolution requested that shareholders authorize the Board, for a period of 18 months beginning on May 12, 2025, to issue shares or grant rights to subscribe for shares. The authorization is limited to 10% of the Company’s issued share capital as of the date of the AGM. The authorization may be used in connection with awards under the Company’s equity incentive plans, but may also serve other purposes, such as the funding of acquisitions. This resolution was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non- Vote
1,466,857,618	99.85%	2,187,145	0.15%	1,469,044,763	945,165	N/A

Resolution 4.b.: Authorization to limit or exclude pre-emptive rights

This resolution requested that shareholders authorize the Board for a period of 18 months, beginning May 12, 2025, to restrict or exclude shareholders’ pre-emptive rights in relation to the issue of shares or the granting of rights to subscribe for shares pursuant to the authorization under resolution 4.a. This resolution was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non- Vote
1,465,486,895	99.76%	3,469,550	0.24%	1,468,956,445	1,033,483	N/A

Resolution 4.c.: Authorization to repurchase own shares

This resolution requested that shareholders authorize the Board for a period of 18 months, beginning on May 12, 2025, to acquire common shares in its own share capital on the New York Stock Exchange or through other means (including but not limited to derivatives, private, over-the-counter, or block trades or otherwise), subject to terms set forth in the AGM materials. This resolution was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non- Vote
1,463,560,000	99.72%	4,181,654	0.28%	1,467,741,654	2,248,274	N/A

Item 7.01.	Regulation FD Disclosure.

On May 12, 2025, the Company issued a press release announcing the voting results at the AGM. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Equity Incentive Plan, as amended and restated on May 12, 2025

Exhibit 99.1	CNH Industrial’s press release dated May 8, 2025, titled “CNH announces voting results of 2025 Annual General Meeting and publishes 2024 Sustainability Report”

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNH INDUSTRIAL N.V.

	By:	/s/ Roberto Russo
	Name:	Roberto Russo
	Title:	Chief Legal and Compliance Officer

Date: May 12, 2025